UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                                                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Explanatory Note

Commencing December 3, 2021, iBio, Inc. (“iBio”) will begin posting the communications set forth below (the “Communications”) on Facebook, Twitter and other social media and internet platforms. The Communications supplement the Definitive Proxy Statement filed by iBio with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2021 and the Definitive Additional Materials filed by iBio with the SEC on October 26, 2021, November 9, 2021, November 16, 2021, November 17, 2021, November 24, 2021, and November 30, 2021.

iBio Social Media Posts | Shareholder Vote Solicitation

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Vote Reminder:

$IBIO shareholders have you voted “FOR” all proposals in the proxy statement? We urge you to vote prior to 12/9 to support our growth plans. Your vote is important, no matter how many shares it represents. For assistance, email info@okapipartners.com

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Vote Reminder:

$IBIO shareholders vote “FOR” all proposals on the agenda prior to our Annual Meeting on 12/9 to help us realize our vision of changing the biologic drug manufacturing paradigm. For assistance voting, call 1-844-203-3605 (U.S./Canada), or +1-212-297-0720 (international)

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